Exhibit 99.1

Investor Presentation – Inspired Entertainment, Inc. (INSE) June 17, 2019 Novomatic UK Gaming Technology Group Acquisition Supplemental Reconciliations

Safe Harbor/ Non-GAAP Financial Disclosures

INSPIRED

Forward-Looking Statements

This presentation contains "forward-looking statements" within the meaning of the "safe harbor" provisions of the U.S. Private Securities Litigation Reform Act of 1995, including statements regarding the expected effects of the proposed acquisition by Inspired Entertainment, Inc. (the "Inspired," "we" or "us") of Novomatic UK Ltd.'s Gaming Technology Group ("NTG"), projected synergies, anticipated opportunities from the proposed transaction and plans with respect to the NTG business (including its titles and game library) following the closing of the proposed transaction. Forward-looking statements may be identified by the use of words such as "anticipate," "believe," "expect," "estimate," "plan," "will," "would" and "project" and other similar expressions that indicate future events or trends or are not statements of historical matters. These statements are based on our management's current expectations and beliefs, as well as a number of assumptions concerning future events.

Forward-looking statements are subject to known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside of our control and all of which could cause actual results to differ materially from the results discussed in the forward-looking statements. Accordingly, forward-looking statements should not be relied upon as representing our views as of any subsequent date, and we do not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as required by law. Factors that could cause actual results to differ materially from those expressed or implied in forward-looking statements include, without limitation: the receipt of regulatory approvals on the terms desired or anticipated; unanticipated difficulties or expenditures relating to the proposed transaction, including, without limitation, difficulties that result in the failure to realize expected synergies, efficiencies and cost savings from the proposed transaction within the expected time period (if at all); Inspired's ability to obtain financing or refinance its existing indebtedness on the anticipated terms and schedule; disruptions of Inspired's and NTG's current plans, operations and relationships with customers and suppliers caused by the announcement and pendency of the proposed transaction; potential difficulties in Inspired's and NTG's ability to retain employees as a result of the announcement and pendency of the proposed transaction; and the other factors described in the "Risk Factors" section of our annual report on Form 10-K for the fiscal year ended September 30, 2018 and our quarterly report on Form 10-Q for the quarter ended March 31, 2019, which are available, free of charge, on the U.S. Securities and Exchange Commission's website at www.sec.gov and on our site at www.inseinc.com.

Financial Information and Non-GAAP Financial Measures

For NTG, Adjusted EBITDA means earnings before interest expense, provision for income taxes and depreciation and amortization, as adjusted to eliminate the parts of the business not included in the transaction and restructuring and impairment charges and startup studio losses. Pro Forma Revenue represents NTG's IFRS-reported revenue post-transaction, which excludes intra-NTG sales eliminations and parts of the business not included in the transaction. Total NTG Aggregate Capital Expenditures represent capital expenditures net of any disposals and intra-NTG consolidation. Adjusted EBITDA, Pro Forma Revenue and Aggregate Capital Expenditures may not be comparable to similarly titled measures reported by other companies. These non-GAAP financial measures should be considered in addition to, and not in isolation from, as a substitute for or superior to, net income, operating income, revenue and other measures of financial performance prepared in accordance with GAAP.

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Non-GAAP Reconciliation:
NTG Pro Forma Adjusted EBITDA

INSPIRED

Non-GAAP Reconciliation: NTG Pro Forma Adjusted EBITDA

LTM December 31st, £ millions	Unaudited 2016A	Unaudited 2017A	Unaudited 2018A
Sum of NTG Entity Reported Income	**£ 7.1**	**£ 4.6**	**£ 0.8**
Results of Operations Not Included in Proposed Transaction			
Intra-NTG Adjustment(1)	(2.6)	(2.5)	(1.8)
Astra Casino Carve-Out Adjustment(2)	(6.7)	(3.9)	(5.2)
B3 Adjustment(3)	(0.7)	(0.9)	(0.4)
Pass-through Margin(4)	(0.3)	(0.3)	(0.2)
Items outside the normal course of business:			
Gain on Sale(5)	-	(2.9)	-
Discontinued Operations(6)	(1.2)	(0.4)	-
Impairment Loss(7)	0.2	1.0	2.6
Redundancy / Restructuring Costs(8)	0.1	-	0.9
Studio Startup Loss(9)	-	0.8	0.6
Net Interest Expense	0.7	1.0	1.1
Depreciation & Amortization	24.1	22.3	19.8
Income Tax Expense	2.1	0.6	(1.1)
NTG Pro Forma Adjusted EBITDA (£)	**£ 22.6**	**£ 19.3**	**£ 17.1**
NTG Pro Forma Adjusted EBITDA ($)	**$28.8**	**$24.5**	**$21.7**
Exchange Rate - $ to £	*1.27*	*1.27*	*1.27*

Note: With the exception of Intra-NTG Adjustment, the line items on this page exclude consolidation adjustments. Intra-NTG Adjustment consists of consolidation adjustments to NTG Pro Forma Adjusted EBITDA.
Note: Information in this presentation differs from the Company's filing on 6/12/19, whereby the Sum of NTG entity Reported Net Income previously included the Intra-NTG adjustment, the B3 Adjustments were previously included within the Astra Casino Carve-Out, and the Restructuring and Impairment Charges were combined.
(1) Intra-NTG sales eliminated on consolidation.
(2) NTG Management estimate of Astra Casino EBITDA. The casino operations of Astra Games Limited are not included in the potential transaction.
(3) NTG Management estimate of B3 EBITDA which is not included in the potential transaction.
(4) Pass-through revenue and margin will not be generated following the closing of the proposed transaction.
(5) Gain recognized on March 2017 sale of Mazooma Interactive Games Limited.
(6) Represents Mazooma Interactive Games Limited which was sold in March 2017.
(7) 2016 includes impairment of assets transferred from Funhouse Leisure Limited, a subsidiary of Playnation to Gamestec; 2017 includes impairment of assets due to the replacement of analog with digital gaming machines; and 2018 consists of £2.0 million of machine impairment costs and £0.6 million stock impairment write-down.
(8) Business restructuring and redundancy costs.
(9) EBITDA losses of businesses Innov8 and Harlequin. In 2017 and 2018 these businesses were considered startups, developing products with minimal revenue.

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Non-GAAP Reconciliation: NTG Pro Forma Revenue

INSPIRED

Non-GAAP Reconciliation: NTG Pro Forma Revenue

LTM December 31st, £ millions	Unaudited 2016A	Unaudited 2017A	Unaudited 2018A
Sum of NTG Entity Reported Revenue	**£ 147.0**	**£ 154.5**	**£140.9**
Intra-NTG Adjustment[(1)]	(22.6)	(18.9)	(16.6)
Astra Casino Carve-Out Adjustment[(2)]	(16.1)	(13.7)	(18.2)
B3 Adjustment[(3)]	(2.1)	(8.3)	(0.9)
Pass-through Adjustment[(4)]	(5.2)	(6.9)	(4.2)
Discontinued Operations[(5)]	(2.2)	(0.6)	-
NTG Pro Forma Revenue (£)	**£ 98.8**	**£ 106.0**	**£101.0**
NTG Pro Forma Revenue ($)	**$125.4**	**$134.7**	**$128.3**
Exchange Rate - $ to £	*1.27*	*1.27*	*1.27*

Note: We believe for NTG, US GAAP revenue is equivalent to IFRS revenue. NTG Pro Forma Revenue represents NTG's IFRS-Reported Revenue post transaction, which excludes intra-NTG sales and parts of the business not included in the transaction.
Note: With the exception of Intra-NTG Adjustment, the line items on this page exclude consolidation adjustments. Intra-NTG Adjustment consists of consolidation adjustments to NTG Pro Forma Adjusted Revenue.
Note: Information in this presentation differs from the Company's filing on 6/12/19, whereby the B3 Adjustments were previously included within the Astra Casino Carve-Out.
(1) Intra-NTG sales eliminated on consolidation.
(2) NTG Management estimate of Astra Casino Revenue. The casino operations of Astra Games Limited are not included in the potential transaction.
(3) NTG Management estimate of B3 Revenue which is not included in the potential transaction.
(4) Pass-through revenue and margin will not be generated following the closing of the proposed transaction.
(5) Represents Mazooma Interactive Games Limited, which was sold in March 2017.

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PAGE 5 Non - GAAP Reconciliation: NTG Capital Expenditures Source: NTG Information (1) Represents profit margin recognized on machine sales made to other entities within the NTG group where the machine has subseq uen tly been capitalized on the balance sheet of the acquiring entity. (2) Total NTG Consolidated Capital Expenditures are net of any disposals and intra - NTG consolidation. Non - GAAP Reconciliation: Capital Expenditures Unaudited Unaudited Unaudited LTM December 31st, £ millions 2016A 2017A 2018A Total NTG Aggregate Capital Expenditures £ 34.0 £ 25.0 £ 18.5 Disposals (2.7) (4.1) (3.1) Intra - NTG Consolidation (1) (2.6) (2.5) (1.8) NTG Consolidated Net Capex (£) (2) £ 28.7 £ 18.4 £ 13.5 NTG Consolidated Net Capex ($) $ 36.4 $ 23.4 $ 17.2 Exchange Rate - $ to £ 1.27 1.27 1.27